UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            - - - - - - - - - - - - -
                                   FORM 8-K/A
                                 Current Report
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2006

                              BIG FLASH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                000-31187                    87-0638336
---------------------------     -----------               --------------------
State or other jurisdiction     (Commission                  (IRS Employer
    of incorporation)           File Number)               Identification No.)

           19  East 200 South,  Suite 1080,  Salt Lake City, Utah 84111
           (Address of principal executive offices)         (ZIP Code)

                                 (801) 322-3401 (Registrant's  telephone number,
                                                     including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   FORM 8-K/A



         As used in this Current Report on Form 8-K, unless the context otherwise requires, the terms "we," "us," "Big Flash," and "the Company," refer to Big Flash Corporation, a Delaware corporation, together with its subsidiaries.

         This Information Statement and other reports that we file with the SEC contain certain forward-looking statements that involve risks and uncertainties relating to, among other things, the closing of the Merger transaction and our future financial performance or future events. Forward-looking statements give management's current expectations, plans, objectives, assumptions or forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plans," "potential," "projects," "ongoing," "expects," "management believes," "we believe," "we intend," and similar expressions. These statements involve known and unknown risks, estimates, assumptions and uncertainties that could cause actual results to differ materially from the results set forth in the information statement. You should not place undue reliance on these forward-looking statements. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

        o    continued development of our technology;
        o    lack of product revenues
        o successful completion of clinical trials and obtaining regulatory approval to market
        o    ability to protect our intellectual property
        o    dependence on collaborative partners
        o    ability to generate positive cash flow
        o    ability to raise additional capital if and when necessary
        o    dependence on key personnel;
        o    competitive factors;
        o    the operation of our business; and
        o    general economic conditions.

     These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward looking statements These forward-looking statements speak only as of the date on which they are made, and except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Section 2 - Financial Information

Item 2.01     Completion of Acquisition or Disposition of Assets

     On April 28, 2006, we directly and indirectly through our Canadian holding corporation, completed the acquisition of 100% of the issued and outstanding shares and warrants of IntelGenx Corp. ("IntelGenx"), a Canadian corporation based in the Province of Quebec, Canada. Following completion of the acquisition, IntelGenx will continue its operations as a controlled subsidiary of Big Flash (the "IntelGenx Acquisition").

     We acquired the shares of IntelGenx held by its principal shareholders pursuant to a share exchange agreement dated April 10, 2006 which we entered into with IntelGenx and the principals of IntelGenx. We also acquired 100,000 common share purchase warrants of IntelGenx pursuant to a securities purchase agreement which we entered into with Patrick J. Caruso, in exchange for 100,000 common share purchase warrants of Big Flash. We also acquired 3,191,489 common shares of IntelGenx from [34] investors. These investors had subscribed for and purchased their IntelGenx shares pursuant to subscription agreements entered into and accepted by IntelGenx on April 28, 2006 and letters of transmittal and acceptance and powers of attorney executed by the investors.

Terms of Share Exchange Agreement

     Our special purpose Canadian subsidiary, 6544361 Canada Inc., completed the acquisition of the 10,991,000 common shares of IntelGenx held by Horst Zerbe, Ingrid Zerbe and Joel Cohen (the "IntelGenx Principals") pursuant to the Share Exchange Agreement and other agreements among Big Flash, its wholly owned subsidiary 6544631 Canada Inc. ("Exchangeco"), the IntelGenx Principals and Equity Transfer Services Inc. ("Equity"). Under the Share Exchange Agreement, Exchangeco acquired all of the issued and outstanding common shares of IntelGenx held by the IntelGenx Principals in exchange for 10,991,000 Class A Special Shares of Exchangeco ("Exchangeable Shares"). At closing of the Share Exchange Agreement, Big Flash, Exchangeco, the IntelGenx Principals and Equity entered into an Exchange and Voting Trust Agreement (the "Exchange and Voting Trust Agreement") pursuant to which 10,991,000 shares of Big Flash common stock (the "Trust Shares") were issued to Equity, in its capacity as trustee for the Principals, as security for Big Flash's covenants under the provisions of the Exchangeable Shares. At closing, Big Flash, Exchangeco and Equity also entered into a support agreement ("Support Agreement") which, among other things, sets forth the terms and conditions upon which the IntelGenx Principals may exchange the Exchangeable Shares for a corresponding number of shares of Big Flash common stock. Big Flash may satisfy its obligations by instructing the Trustee to deliver one Big Flash common share for each such Exchangeable Share. Big Flash, Exchangeco, Equity and the IntelGenx Principals also entered into an escrow agreement (the "Escrow Agreement") pursuant to which the IntelGenx Principals have deposited into escrow with Equity, as escrow agent, all of the Exchangeable Shares and they have undertaken to deposit with Equity any Trust Shares for which the Exchangeable Shares may be exchanged from time to time, over a term of 3 years following closing. The Escrow Agreement provides that the Exchangeable Shares and any Trust Shares held in escrow may not be sold, assigned or transferred, except as expressly permitted under the Escrow Agreement, and shall be released from escrow at the end of the 3-year term.


     The Trustee, as the holder of record of the Trust Shares, shall be entitled to all of the voting rights, including the right to vote in person or by proxy the Trust Shares on any matters, questions, proposals or propositions whatsoever that may properly come before the stockholders of Big Flash or at a meeting of Big Flash stockholders or in connection with respect to all written consents sought by Big Flash from its stockholders (the "Voting Rights"). The Voting Rights shall be and remain vested in and exercised by the Trustee. As further particularized in the Exchange and Voting Trust Agreement, the Trustee shall exercise the Voting Rights only on the basis of instructions received from the IntelGenx Principals entitled to instruct the Trustee as to the voting thereof at the time at which the stockholders meeting is held or a stockholders' consent is sought.

     To the extent that no instructions are received from an IntelGenx Principal with respect to the Voting Rights to which such person is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

     Under the terms of the Exchangeable Shares, the IntelGenx Principals will have the right to exchange the Exchangeable Shares for a corresponding number of shares of Big Flash common stock at any time after closing of the transaction. Prior to the exercise of such exchange rights, Equity will be the owner of record of the Trust Shares and will retain power to vote the Trust Shares or grant consent in regard to any and all matters presented for approval by the holders of Big Flash common stock. Under the terms of the Exchange and Voting Trust Agreement, Equity, in its capacity as trustee, will act in regard to such matters only in accordance with instructions given by the IntelGenx Principals, respectively.

     In its capacity as trustee, Equity does not have any powers of disposition over the Trust Shares except as expressly required under the Exchange and Voting Trust Agreement and the Support Agreement.

     All of such Exchangeable Shares and the Trust Shares were issued pursuant to the exemptions from registration provided under National Instrument 45-106 under Canadian securities laws and will be exempt from registration under the

Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act and Regulation D - Rule 506 and/or Regulation S promulgated thereunder.

     Immediately prior to closing of the Share Exchange Agreement, IntelGenx issued 3,191,489 common shares to 34 investors ("Investors") pursuant to private placement subscription agreements at an issue price of (Cdn.) $0.47 per share. At closing, all of the 3,191,489 common shares of IntelGenx held by the Investors were transferred to Big Flash pursuant to Big Flash in exchange for 3,191,489 shares of Big Flash common stock pursuant to letters of transmittal and acceptance and powers of attorney executed by the Investors.

     At closing, we entered into a securities purchase agreement ("Caruso Securities Purchase Agreement") with Patrick J. Caruso pursuant to which we purchased from Mr. Caruso warrants to purchase 100,000 common shares of IntelGenx at (Cdn.) $0.47 per share on or before March 15, 2008 in exchange for which we issued to Mr. Caruso warrants entitling the holder to purchase 100,000 shares of Big Flash common stock at $0.41 per share on or before April 28, 2008. Additionally, at closing, we entered into a business consultancy agreement ("Caruso Consulting Agreement") with Mr. Caruso pursuant to which we issued to Mr. Caruso 325,000 shares of Big Flash common stock as a non-refundable retainer, and in full payment of investor relations services to be rendered by Mr. Caruso under the agreement.

     After giving effect to the issuance of the 10,991,000 shares of Big Flash common stock under the Share Exchange Agreement, the issuance of 3,191,489 shares of Big Flash stock to the Investors, the issuance of 100,000 warrants of Big Flash pursuant to the Caruso Securities Purchase Agreement and the issuance of 325,000 shares of Big Flash common stock pursuant to the Caruso Consulting Agreement, the number of Trust Shares that will be issued to Equity as trustee for the Vendors in the aggregate will constitute 68.7% of the approximately 16 million shares of Big Flash common stock that will be issued and outstanding. After giving effect to the issuance of the shares of Big Flash in connection with the IntelGenx acquisition, Horst Zerbe, Ingrid Zerbe and Joel Cohen will, pursuant to rights attached to the Exchangeable Shares to be issued to them under the Share Exchange Agreement, be entitled to acquire and beneficially own, respectively, 4,709,643, 4,709,643 and 1,571,713 shares of Big Flash common stock constituting, respectively, 29.4%, 29.4% and 9.8% of the Big Flash common stock that will be issued and outstanding.

     Prior to the completion of the IntelGenx acquisition and except for the Share Exchange Agreement and the transactions contemplated thereunder, neither IntelGenx nor the shareholders of IntelGenx were or have been engaged in any direct or indirect transaction with Big Flash and the IntelGenx acquisition is not considered a related party transaction.

     Pursuant to the terms of the Support Agreement, the holders of the Exchangeable Shares will economically benefit to the same extent as direct shareholders of Big Flash in the event of any dividend or other distribution.

     Exchangeco shall on any day ("Redemption Date") to be determined by Exchangeco's board of directors after the tenth anniversary of the date of the IntelGenx acquisition, redeem the then outstanding Exchangeable Shares for an amount per Exchangeable Share (the "Redemption Price") equal to (I) the current market price of a Big Flash common share on the last business day prior to the Redemption Date (which may be satisfied in full by Exchangeco causing an instruction to be given to the Trustee to deliver, in respect of each Exchangeable Share held by each respective holder thereof, one Big Flash common share, and obtaining written confirmation of such delivery by the Trustee), plus
(ii) the unpaid dividend amount, if any, on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date.

     The Exchangeable Shares may, at any time prior to the Redemption Date, be exchanged by any of the IntelGenx Principals in exchange for the same number of shares of Big Flash common stock. The number of shares of Big Flash common stock to be transferred to the holders of the Exchangeable Shares upon such exchange will be subject to corresponding adjustment in the event of any Big Flash securities dividend, forward split, reverse split, or similar event. The holders of the Exchangeable Shares will also benefit to an identical extent as all other Big Flash shareholders in the event of a tender offer or other similar transaction.

     All Big Flash events related to payment of dividends, redemption or purchase or any capital distribution in respect of Big Flash common shares or any shares other than the Exchangeable Shares, redemption or purchase of any shares other than the Exchangeable Shares, or issuance of any other exchangeable shares, shall in each case be subject to approval by holders of not less than 66.6% of then-outstanding Exchangeable Shares. In addition, Big Flash must obtain the same consent prior to any action to reclassify, subdivide, re-divide or make any similar change to the outstanding shares of Big Flash, or effect an amalgamation, merger, reorganization or other transaction affecting the Big Flash shares of common stock.

Business of IntelGenx

     IntelGenx is a drug delivery company established in 2003 and headquartered in Montreal (Quebec), which focuses on the development of oral controlled-release products for the generic pharmaceutical market as well as novel mucosal delivery systems. IntelGenx was incorporated on June 15, 2003 by Ingrid Zerbe.

     IntelGenx currently has two unique, proprietary platform technologies that it uses to develop products: a Tri-Layer Tablet technology which allows for the development of oral controlled release products, and a Quick Release Wafer technology for the rapid delivery of pharmaceutically active substances to the oral cavity. IntelGenx's Tri-layer technology is aimed at reducing manufacturing costs significantly as compared to competing delivery technologies. The wafer technology allows for the instant delivery of pharmaceuticals to the oral mucosa.

     IntelGenx's business strategy is to develop pharmaceutical products based on its proprietary drug delivery technologies and license the commercial rights to competent partner companies once the viability of the product has been demonstrated.

     The company currently has two unique, proprietary platform technologies that it uses to develop products: (a) a Tri-Layer Tablet technology which allows for the development of oral controlled release products, and (b) a Quick Release Wafer technology for the rapid delivery of pharmaceutically active substances to the oral cavity. The Company's Tri-layer technology is very versatile and reduces manufacturing costs significantly as compared to competing delivery technologies. The wafer technology allows for the instant delivery of pharmaceuticals to the oral mucosa and presently has no direct competition.

     IntelGenx's business strategy is to develop pharmaceutical products based on its proprietary drug delivery technologies and license the commercial rights to competent partner companies once the viability of the product has been demonstrated. The company focuses on lifecycle management opportunities of existing blockbuster products using the 505(b)(2) approach to obtaining FDA approval. Under ss.505(b)(2) of the US Food And Drug Act, the product will enjoy 3 years of market exclusivity after launch. Pharmaceutical companies will partner with drug delivery companies who possess innovative technologies to develop these special dosage formulations.

     IntelGenx has established a strategic partnership with Keata Pharma Inc., a wholly owned subsidiary of PharmEng International Inc. based in Markham, Ontario. Under this partnership, Keata Pharma provides pharmaceutical manufacturing services to the company and promotes IntelGenx' product development services to interested pharmaceutical companies. In addition, IntelGenx and Keata are co-developing generic products for the European generic market.

Technology Platforms

     IntelGenx's Tri-Layer platform technology represents a new generation of controlled release layered tablets to modulate the release of active compounds. The technology is based on a tri-layer tablet with an active core layer and two erodible cover layers. The release of the active from the core matrix initially occurs in a first-order fashion. As the erodible layers start to disintegrate, the permeation of the active ingredient through the cover layers increases. The

Tri-Layer tablet can thus produce linear (zero-order) kinetics for releasing a chemical compound over a desired period. The erosion rate of the cover layers can be customized according to the physico-chemical properties of the active drug.

     IntelGenx's Instant Delivery Film technology is made up of a thin (25-35 micron) polymeric film comprised of USP components that are safe and approved by the FDA for use in food, pharmaceutical, and cosmetic products. Derived from the edible film technology used for breath strips and initially developed for the instant delivery of savory flavors to food substrates, the Instant Delivery Film has distinct advantages over existing fast dissolving oral tablets which make it the application system of choice for indications requiring rapid onset of action like migraine, motion sickness and nausea.

     Intellectual Property and Patent Protection

     We plan to aggressively continue to protect IntelGenx Corp.'s intellectual property and technology by applying for patent protection in the United States and in the most relevant foreign markets in anticipation of future commercialization opportunities.

     IntelGenx Corp. intends to file core technology patents covering the use of its platform technologies in any pharmaceutical products. IntelGenx Corp. also relies on trade secrets, common law trademark rights and trademark registrations and intends to protect its intellectual property through non-disclosure agreements, license agreements and appropriate restrictions and controls on the distribution of information.


----------------------- ------------------------ ------------------------------------ -----------------------

Patent No.              Title                    Subject                              Date submitted/issued
----------------------- ------------------------ ------------------------------------ -----------------------
US 6,231,957            Rapidly  disintegrating  The  composition,   manufacturing,
                        flavor     wafer    for  and use of rapidly  disintegrating   May 15, 2001
                        flavor enrichment        flavored   films   for   releasing
                                                 flavors to certain substrates
----------------------- ------------------------ ------------------------------------ -----------------------
US 6,660,292            Rapidly  disintegrating  Composition and  manufacturing  of
                        film   for    precooked  flavored films for releasing         December 9, 2003
                        foods                    flavors to precooked food
                                                 substrates
----------------------- ------------------------ ------------------------------------ -----------------------
US Appl.                Flavored film            Composition and manufacturing
10/123,142                                       method of multi-layered films        April 16, 2002
----------------------- ------------------------ ------------------------------------ -----------------------
US Appl. 60/755,280     Multilayer Tablet        Formulation and Method of
                                                 Preparation of Multilayered          December 30, 2005
                                                 Tablets
----------------------- ------------------------ ------------------------------------ -----------------------

US Appl. 60/748,298     Multi-Vitamin And        Formulation And Method of            December 7, 2005
                        Mineral Supplement       Preparation of Prenatal
                                                 Multivitamin Supplement
----------------------- ------------------------ ------------------------------------ -----------------------

US Appl. 60/772,547     Delayed Release Oral     Formulation  And  Method  Of Making  February 13, 2006
                        Dosage Form And Method   Bilayer Tablets Containing
                        Of Making Same           Delayed-Release Diclofenac And
                                                 Misoprostol
----------------------- ------------------------ ------------------------------------ -----------------------

Product Portfolio

     IntelGenx Corp. has assembled a product portfolio that includes an attractive blend of generic products that will generate short-term revenues and high-potential opportunities that are based on the company's proprietary delivery technology.

     INT0001/2004. This is the most advanced generic product involving IntelGenx's trilayer technology. Equivalency with the reference product Toprol XL and its European equivalent Beloc-ZOK has been demonstrated in-vitro. The product has been tested in phase I studies.

     INT0003/2005. The company has entered a development agreement with Cary Pharmaceuticals for the development of a once-daily tablet product containing an antidepressant and a nicotine antagonist. The product is intended for smoking cessation.

     INT0004/2006. The formulation development for a total of four strengths, two of them being 505(b)(2) submissions, are ongoing.

     INT0005/2005. IntelGenx is developing a bilayer tablet containing a fixed-dose combination of a non-steroidal anti-inflammatory drug and a synthetic prostaglandin. Formulation development is completed and a pilot bio batch has been manufactured.

     INT0006/2005. IntelGenx has entered into a development agreement with Novavax Inc., a pharmaceutical company based in Malvern, PA for the development and manufacturing of a prenatal vitamin supplement product involving the company's proprietary manufacturing technology and expects to commence commercialization of the product in Q4/2006.

     INT0007/2006. A wafer product based on IntelGenx's proprietary edible film technology is in its early development stage. The product is intended for the treatment of erectile dysfunction (ED).


     The key product opportunities are summarized in the following table:

-------------------------------------------- ---------------------------- ----------------------------------

                  Product                            Indication                        Status
-------------------------------------------- ---------------------------- ----------------------------------
INT0001/2004                                 CHF, Hypertension            Pivotal batches in preparation
-------------------------------------------- ---------------------------- ----------------------------------
INT0003/2005                                 Smoking cessation            Pilot biobatch completed
-------------------------------------------- ---------------------------- ----------------------------------
INT0004/2006                                 Antidepressant               Formulation development
-------------------------------------------- ---------------------------- ----------------------------------
INT0008/2006                                 nicotine antagonist          Early formulation development
-------------------------------------------- ---------------------------- ----------------------------------
INT0006/2005                                 Pre-natal vitamin            Manufacturing scale-up
                                             supplement
-------------------------------------------- ---------------------------- ----------------------------------
INT0005/2005                                 Osteoarthritis               Pilot batch completed.
-------------------------------------------- ---------------------------- ----------------------------------
INT0007/2006                                 ED                           Pre-formulation activities
-------------------------------------------- ---------------------------- ----------------------------------

Marketing

     IntelGenx develops pharmaceutical products based on its proprietary drug delivery technologies and licenses the commercial rights to competent partner companies once the viability of the product has been demonstrated.

     The company is positioning its delivery technology as an opportunity for lifecycle management of products for which the patent protection of the active ingredient is about to expire. While the substance patent cannot be extended, patent protection can be obtained for a new and improved formulation, which has to be filed with the FDA under a 505(b)(2) application and will enjoy a three year market exclusivity. IntelGenx' management believes that these "505(b)(2) products" represent the most lucrative opportunity for the company to date.

     IntelGenx also focuses on generic products that are not 505(b)(2) candidates but that have certain barriers to entry where development and manufacturing are more complex and therefore limit the number of potential entrants into the generic market.


Research and Development

     IntelGenx is currently working on several 505(b)(2) opportunities using its Tri-Layer and Quick Release Wafer platform technologies. The company sources its 505(b)(2) projects in two ways: either it develops a potential product to proof of concept stage and then solicits potential pharmaceutical partners, or potential partners approach IntelGenx directly or through the use of an intermediary with a particular product candidate for the company to work on. The pharmaceutical partners pay for the development costs and in return get the exclusive distribution rights for the products. IntelGenx receives development milestone payments from its partners and royalties upon commercialization. Currently, development fees and milestone payments account for 100% of the company's revenues, and 53% of the company's R&D expenses were used to support partner programs.

     In the future, in order to increase revenue, IntelGenx plans to take selected high-potential candidates through the development process itself and then sign distribution agreements with pharmaceutical partners. This strategy is aimed at achieving higher down payments and larger royalty payments on sales.

Competition

     The company operates in a highly competitive environment. In order to establish itself as a viable industry partner and secure a stable growth, the company has to continue to invest into R&D in order to further strengthen its technology base, and be able to manufacture its products through its manufacturing partner at competitive costs.

Government Regulation

     The pharmaceutical industry is highly regulated. The company has to remain current with FDA and other regulatory requirements in order to get new products approved. The consequence will be higher R&D expenses in order to meet regulatory requirements. The company is responding to these regulatory challenges by focussing on 505(b)(2) opportunities that, by applying its drug delivery technology to existing drugs, give the company access to high-potential product opportunities by limiting R&D expenses and time-to-market compared to NDA products.

Employees

     As of May 1, the company has 7 full-time and one part-time employee. Five full-time employees and the part-time employee are directly involved in product development activities. The technical staff includes 3 Ph.D.'s, and one MD. The company believes that with its highly qualified staff it is well prepared to provide high quality R&D services to its clients.

Facilities

     The company currently occupies 3,100 square feet of leased space at a rate of Can. $8.29/square foot in an industrial zone in Ville St.-Laurent, Quebec, Canada under a 5-year renewable lease agreement. The company is looking into expanding its laboratory space in order to continue to support ongoing product development activities and allow the addition of further development programs. This may require the company to move to a different location. Management has therefore entered into conversations with the current landlord to look for alternative facilities that would meet the company's need for additional space at affordable costs.

Management

     J. Rockwell Smith and Geoff Williams have each resigned as a director and officer of Big Flash. The remaining director, Edward F. Cowle, in order to fill the vacancy created by Mr. Smith and Mr. Williams' resignations and to increase the size of the board of directors, has appointed the following persons to serve as new directors, effective immediately upon completion of our acquisition of
IntelGenx: Horst Zerbe, Ingrid Zerbe and Joel Cohen. Following these appointments, Mr. Cowle also resigned as a director and officer. Horst Zerbe was appointed as President and Chief Executive Officer of Big Flash following Mr. Cowle's resignation.

     Information on our new directors and executive officers is set forth below:


     Name                      Age           Position
     -------                  -----          ----------

     Horst Zerbe               59            Director, President and Chief
                                                  Executive Officer

     Joel Cohen                34            Director, Chief Financial Officer

     Ingrid Zerbe              52            Director, Director of Finance and
                                                  Administration

     ----------------------------------------


The business experience for the past five years of each of the persons listed above and other key personnel and consultants, is set forth below:

     Horst G. Zerbe. Dr. Zerbe has more than 20 years experience in the pharmaceutical industry. He has been the President and Chief Executive Officer of IntelGenx Corp. since 2005; prior thereto, from 1998 to 2005, he served as the president of Smartrix Technologies Inc. in Montreal; prior thereto, from 1994 to 1998, he was Vice President of R&D at LTS Lohmann Therapy Systems in West Caldwell, NJ. He has published numerous scientific papers in recognized journals and holds over 30 patents.

     Joel Cohen. Mr. Cohen has extensive experience in biotechnology and high tech financings and in financial analysis. From 2002 until present, Mr. Cohen has been consulting CFO for Osta Biotechnologies a publicly traded company on the TSX venture. From 1999 to 2002, Mr. Cohen was an investment banker at Canaccord Capital Corporation, where he specialized in biotechnology financings. He has worked on numerous IPOs and private and public financings worth over $100 million for various companies including Neurochem, Adherex, Bioniche, Diagnocure, Qbiogene and Aeterna. Mr. Cohen holds a Bachelor of Commerce degree in Finance from Concordia University and is a Chartered Financial Analyst.

     Ingrid Zerbe. Mrs. Zerbe is co-founder of IntelGenx. She holds a bachelor degree in economics from the business school in Bottrop, Germany, and a bachelor degree in social sciences from the University of Dortmund, Germany. Ingrid served as the president of IntelGenx since its incorporation until December, 2005. Prior to founding IntelGenx, she worked in the travel industry.

     Key Personnel and Consultants

     Pompilia Szabo. Dr. Szabo serves as IntelGenx Corp.'s Director of Research and Development and is a recognized scientist with 10 years experience in the pharmaceutical industry and academia. Prior to joining IntelGenx Corp. in 2005, she served as Director of R&D at Smartrix Technologies from 2000 to 2005.

     Nadine Paiement. Ms. Paiement serves as IntelGenx Corp.'s Head of Formulation. She holds a M.Sc. degree in Polymer Chemistry from Sherbrooke University, and is co-inventor of IntelGenx' trilayer technology. Prior to joining IntelGenx, she worked for five years as a formulation scientist at Smartrix Technologies, Inc.

     Legal Proceedings

     There are no material pending legal proceedings to which Big Flash or IntelGenx Corp. is a party or to which any of our property is subject and, to the best of our knowledge, no such actions against us are contemplated or threatened.



 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
 CONDITION AND RESULTS OF OPERATIONS

     The following information relates to the operations of IntelGenx Corp. and should be read in conjunction with the financial statements and notes thereto appearing elsewhere in the Form 8-K/A.

 Results of Operations

     Year ended December 31, 2005 compared to the year ended December 31, 2004
     ---------------------------------------------------------------------------
     Because IntelGenx Corp. is still developing its platform technologies and related products, it has not realized significant revenues to date, except for $257,374 in 2004, and $19,168 in 2005 from R&D services provided. Management believes that we may begin to realize increased sales revenues by early 2007.

     General administrative expenses increased by $35,978 (89%) from $40,350 for the year ended December 31, 2004 to $76,328 for the year ended December 31, 2005. The increase is attributed to increasing activities to commencement of our business operations.

     Costs related to research and development decreased from $131,547 in 2004 to $91,969 in 2005, which reflects the discontinuation of some projects started in 2004. Management believes that with funding provided by the private placement of common stock, research and development expenses will increase significantly during the remainder of 2006 and into 2007.

     IntelGenx Corp. incurred interest expense of $1,921 in 2004 compared to $5,946 in 2005. Management believes that interest expense will increase in 2006 compared to 2005 due to an increase in long-term debt related to the purchase of equipment.

     IntelGenx Corp. recorded a loss of $125,520 in 2005 compared to earnings of $99,006 in 2004. Management believes that we will continue to operate at a net loss until such time as we can complete our business development efforts and begin to realize increased sales.


Liquidity and Capital Resources

     At December 31, 2005, IntelGenx Corp. had cash on hand of $10,938, compared to $6,481 at December 31, 2004. IntelGenx Corp. also had accounts receivable of $5,858 at December 31, 2005 compared to $18,159 at December 31, 2004 and income taxes recoverable of $9,400 at December 31, 2005 compared to zero at December 31, 2004. IntelGenx Corp. also had investment tax credits receivable of $69,576 at December 31, 2005 compared to $51,704 at December 31, 2004.

     At December 31, 2005, IntelGenx Corp. had accounts payable and accrued liabilities of $67,322 compared to $53,432 at December 31, 2004. Of these liabilities, approximately $31,600 (2004 - $45,000) was payable to shareholders. IntelGenx Corp. had income taxes payable of zero at December 31, 2005 compared to $10,124 at December 31, 2004. At December 31, 2005, IntelGenx recorded a current liability of $14,000 (2004 - zero) which was the current portion of the long term debt.

     Management believes that current cash on hand, when combined with the proceeds of private placement completed at the closing of the Share Exchange Agreement, will be sufficient to satisfy our cash requirements for the next 12 - 18 months, which we estimate to be approximately $900,000. However, if cash is needed during the next 12 months, it may be necessary to seek additional funds, either by private or public sources and/or the sale of securities. Presently, there are no firm plans as to the source of any future funding and there is no assurance that such funds will be available or, that even if they are available, they will be available on terms that will be acceptable to us.

     At December 31, 2005, IntelGenx Corp. had total assets of $199,134 and stockholders deficiency of $31,827, compared to total assets of $200,774 and stockholders equity of $95,361.

     Net Operating Loss

     IntelGenx Corp. has accumulated approximately $100,000 of Canadian and provincial income tax losses as of December 31, 2005, which may be carried forward and offset against taxable income and income taxes in future years. The use of these losses to reduce future income taxes will depend on the generation of sufficient taxable income prior to the expiration of the net operating loss carryforwards after the year 2015. In the event of certain changes in control, there will be an annual limitation on the amount of net operating loss carryforwards which can be used. No tax benefit has been reported in the financial statements for the year ended December 31, 2005 because there is a 50% or greater chance that the carryforward will not be used. Accordingly, the potential tax benefit of the loss carryforward is offset by a valuation allowance of the same amount.

Plan of Operation

         Management expects that the net proceeds from the private placement completed at the closing of the Share Exchange Agreement will be sufficient to fund the operations of the Company for the next 12 to 18 months. Although the Company does not anticipate requiring to raise additional funds at this time, the Company may decide to raise funds through further private placements of Big Flash common stock depending on changes in market conditions and business opportunities.

i. IntelGenx will continue to develop the products mentioned in the Product Portfolio section on page 7 of this Form 8-K. IntelGenx may also perform research and development on other potential products as the opportunities present themselves. IntelGenx will continue working on several 505(b)(2) opportunities using its Tri-Layer and Quick Release Wafer platform technologies.

         In the future, in order to increase revenue, IntelGenx plans to take selected high-potential candidates through the development process itself and then sign distribution agreements with pharmaceutical partners. This strategy is aimed at achieving higher down payments and larger royalty payments on sales
         The Company does not plan to acquire a facility for manufacturing purposes. The Company purchases various pieces of equipment from time to time as needed.

         The Company intends to hire new personnel mostly for research and development on a progressive basis as the Company enters into additional partnership agreements with pharmaceutical partners and increases its research and development activities.


     Inflation

     In the opinion of management, inflation has not and will not have a material effect on our operations in the immediate future. Management will continue to monitor inflation and evaluate the possible future effects of inflation on our business and operations.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 30, 2006 with respect to the beneficial ownership of our common stock, after giving effect to our acquisition of IntelGenx Corp., by (i) each stockholder known to be the beneficial owner of more than 5% of our common stock, (ii) by each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. The address of each person listed below, unless otherwise indicated, is c/o IntelGenx Corp., 6425 Abrams, Saint-Laurent, Quebec H4S 1X9. Unless otherwise indicated in the table footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after the effective time of the acquisition of IntelGenx Corp. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

Name and Address                  Amount and Nature of        Percent of
of Beneficial Owner               Beneficial Ownership        Class (1)
------------------------          ---------------------       -------------

    5% Beneficial Owners
    ---------------------------

Horst Zerbe   (2)                      4,709,643.5              29.4%
Joel Cohen   (2)                       1,571,713                9.8%
Ingrid Zerbe (2)                       4,709,643.5              29.4%


         Directors and Executive Officers
         ----------------------------------------

All directors and executive officers   10,991,000               68.6%
    as a group (3 persons)


(1) Based on approximately 16,000,000 shares outstanding following the acquisition of IntelGenx Corp. (2) The shares indicated are Exchangeable Shares in the capital stock of 6544631 Canada Inc., a Canadian special purpose corporation which wholly owns IntelGenx Corp. as a result of the completion of the Share Exchange Agreement. The Exchangeable Shares are exchangeable for 10,991,000 shares of Big Flash common stock currently held by Equity Transfer Services Inc., as trustee. Please see above "Terms of Share Exchange Agreement".

     Executive Compensation

     Prior to the acquisition of IntelGenx Corp., we have not had a bonus, profit sharing, or deferred compensation plan for the benefit of employees, officers or directors. We have not paid any salaries or other compensation to our officers, directors or employees for the years ended December 31, 2005 and 2004. We anticipate paying the following compensation for the year ending December 31, 2006.

Name and Position         Annual Salary (1)         Bonus (1)      Benefits (1)
------------------------  --------------------    -------------    -------------


Horst Zerbe                    $157,657                50%         $13,513
President and Chief
Executive Officer


(1) All figures have been converted from Canadian dollars into US Dollars at an effective rate of 0.9009 US dollar per Canadian dollar

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

None.

DESCRIPTION OF SECURITIES

     We have an authorized capital of 20,000,000 shares of common stock, par value $0.00001 per share, and 20,000,000 shares of Preferred stock, par value $0.00001 per share. As of April 30, 2006, 16,007,489 shares of common stock were outstanding, held of record by 72 persons

Common Stock

     The holders of common stock are entitled to one vote per share on all matters voted on by stockholders, including the election of directors. Except as otherwise required by law, the holders of common stock exclusively possess all voting power. The holders of common stock are entitled to dividends as may be declared from time to time by the Board from funds available for distribution to holders. No holder of common stock has any preemptive right to subscribe to any securities of ours of any kind or class or any cumulative voting rights. The outstanding shares of common stock are, and the shares, upon issuance and sale as contemplated will be, duly authorized, validly issued, fully paid and non assessable.

Registration  Rights

     Following our acquisition of IntelGenx Corp., the following holders of our common stock will have rights to register those shares for sale to the public under the Securities Act of 1933, as amended (the "Securities Act"):

Name of Registered                      Number and Kind
Securityholder                          of Registrable Securities
--------------------------------------- ----------------------------------------
Equity Transfer Services Inc.           4,709,643.5 Big Flash Shares (1)
Equity Transfer Services Inc.           4,709,643.5 Big Flash Shares (1)
Equity Transfer Services Inc.           1,571,713 Big Flash Shares (1)
Patrick J. Caruso                       325,000 Big Flash Shares
                                        and 100,000 Big Flash Warrants
1146992 Ontario Limited                 106,383 Big Flash Shares
Reiza Rayman                            53,191 Big Flash Shares
Shangrila Capital L. P.                 212,766 Big Flash Shares
David P. Coffin-Beach                   53,191 Big Flash Shares
Jonathan Clapham                        212,766 Big Flash Shares
Roger Wright                            53,191 Big Flash Shares
Wendelyn Financial Limited              21,277 Big Flash Shares
Peter Shippen                           35,000 Big Flash Shares
Sigmond Soudack                         106,383 Big Flash Shares
Philip Turk                             53,191Big Flash Shares
John Vaughan                            31,915 Big Flash Shares
Peter Turk                              31,915 Big Flash Shares
Sammy Tassone                           106,383 Big Flash Shares
Susie Tassone                           63,830 Big Flash Shares

Carmelo Buttice                         74,468 Big Flash Shares
Redwood Asset Management Inc.           212,766 Big Flash Shares
Carlo Sansalone                         53,191 Big Flash Shares
Frank Calandra                          212,766 Big Flash Shares
Fabio Chianelli                         53,191 Big Flash Shares
Frank Calandra                          212,766 Big Flash Shares
Jackie Chang                            53,191 Big Flash Shares
Bulent Pakdil                           21,277 Big Flash Shares
DRD Capital Inc.                        74,468 Big Flash Shares
Frank Calandra In Trust                 63,830 Big Flash Shares
2099419 Ontario Inc.                    36,170 Big Flash Shares
Fevzi Ogelman                           375,641Big Flash Shares
Jenny Altman                            127,659 Big Flash Shares
2100538 Ontario Inc.                    265,958 Big Flash Shares
2098205 Ontario Inc.                    138,297 Big Flash Shares
S. Paul Pathak                          21,277 Big Flash Shares
Elliot Birnboim                         10,638 Big Flash Shares
Risa Sokoloff                           10,638 Big Flash Shares
Dan Chitiz                              10,638 Big Flash Shares
Manoj Pundit                            21,277 Big Flash Shares

--------------------------------------- ----------------------------------------
TOTAL                                   3,516,489 Big Flash Shares
                                        and 100,000 Big Flash Warrants

Notes:

1. These shares are currently held by Equity Transfer Services Inc. pursuant to the Exchange and Voting Trust Agreement as security for the obligations of Big Flash under the terms of the Exchangeable Shares and the IntelGenx Principals (comprising Horst Zerbe, Ingrid Zerbe and Joel Cohen) shall be entitled to exchange his or her Exchangeable Shares for these Big Flash Shares subject to the terms of the of the Exchangeable Shares.


MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

     There is not currently, nor has there ever been, a public trading market for our common stock. We have made an initial application to the NASD to have our shares quoted on the OTC Bulletin Board. Our application consists of current corporate information, financial statements and other documents as required by Rule 15c2-11 of the Securities Exchange Act of 1934.

     Inclusion on the OTC Bulletin Board permits price quotations for our shares to be published by such service. Although we have submitted an application to the OTC Bulletin Board, we do not anticipate a public trading market in our shares in the immediate future. Any secondary trading of our shares may be subject to certain state imposed restrictions. We do not have any plans, proposals, arrangements or understandings with any person concerning the further development of a trading market in any of our securities.

     The ability of individual stockholders to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, we have no plans to register our securities in any particular state. Further, our shares most likely will be subject to the provisions of Section 15(g) and Rule 15g- 9 of the Exchange Act, commonly referred to as the "penny stock" rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

            The SEC generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the SEC; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the issuer's net tangible assets; or exempted from the definition by the SEC. Broker- dealers who sell penny stocks to persons other than established customers and accredited investors (generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse), are subject to additional sales practice requirements.

     For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, monthly statements must be sent to clients disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks.

     Consequently, these rules may restrict the ability of broker-dealers to trade and/or maintain a market in our common stock and may affect the ability of stockholders to sell their shares.

     Presently, there are approximately 72 holders, of record of our common stock. We have designated Interstate Transfer Company, 6084 South 900 East, Suite 101, Salt Lake City, Utah 84121, as our transfer agent.

     Dividend Policy

     We have not declared or paid cash dividends or made distributions in the past on our common stock, and we do not anticipate that we will pay cash dividends or make distributions in the foreseeable future. We currently intend to retain and invest future earnings to finance operations.

     Recent Sales of Unregistered Securities

     In connection with the acquisition of IntelGenx Corp., we issued a total of 10,991,000 to Equity Transfer Services Inc. and an additional 3,191,489 shares of common stock and warrants entitling the holder to purchase 100,000 shares of our common stock at $0.41 per share prior on or before April 28, 2008. Additionally, we issued 325,000 shares of our common stock to Patrick J. Caruso pursuant to the Caruso Consulting Agreement as a non-refundable retainer, and in full payment of investor relations services to be rendered by Mr. Caruso under the agreement.

            The issuance of shares of our common stock and warrants to acquire shares of our common stock pursuant to the terms of the IntelGenx Acquisition were made outside the United States only without registration under the Securities Act by reason of the exemption afforded by Regulation S / Sections 4(2) of the Securities Act and/or Rule 506 promulgated thereunder. The shares and warrants and the shares issuable upon exercise of the warrants are deemed restricted securities as defined by Rule 144 under the Securities Act and, accordingly, the common stock and warrants are subject to restrictions on transfer and may be sold, assigned, transferred or otherwise disposed of by a holder only if subsequently registered or if federal and other exemptions from registration are available and an opinion of legal counsel to that effect is obtained.

     We have entered into a registration rights agreement pursuant to which we shall, within 90 days, file a registration statement under the Securities Act for the public sale or resale of shares of our common stock. Purchasers of shares will have the limited right to include, or "piggyback" their common shares in the registration statement. However, any investment banker and/or underwriter that we may engage in connection with the registration statement and public offering may, in its discretion, severely restrict or completely negate the ability of purchasers hereunder to include their shares in any such registration statement and public offering. Thus, the right to piggyback shares into a registration statement will be subject to and contingent upon approval by such investment banker and/or underwriter.


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Our Bylaws provide that we shall indemnify all directors, officers and other persons to the fullest extent permitted by the General Corporation Law of Delaware. Under the indemnification provisions of our Bylaws, any director or officer who, in that person's capacity as such, is made or threatened to be made a party to any suit or proceeding, may be indemnified if the Board of Directors determines the director or officer acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Our Bylaws, and the Delaware General Corporation Law further provide that indemnification is not exclusive of any other rights to which individuals may be entitled under our Charter, Bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise.

         We also have the power to purchase and maintain insurance on behalf of any person who is or was our director, officer, employee, or agent, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise. Any such insurance may insure against any expense, liability, or loss incurred by any of the aforementioned persons in any capacity or arising out of their status as a director, officer, employee or agent, whether or not we would have the power to indemnify the person against liability under Delaware law. Presently, we have not acquired such insurance.

Section 5 - Corporate Governance and Management

Item 501  Change in Control of Registrant

            As a result of our acquisition of IntelGenx Corp. that closed on April 28, 2006, there has been a change in the control of our company by way of the 14,282,489 shares of our common stock and warrants to purchase 100,000 shares of our common stock being issued to the stockholders of IntelGenx Corp. and an additional 325,000 shares of our common stock being issued to Patrick J. Caruso pursuant to the Caruso Consulting Agreement. Horst Zerbe, Ingrid Zerbe and Joel Cohen, the former principal stockholders of IntelGenx Corp., received exchangeable shares in a Canadian holding corporation formed by us and which are exchangeable for 10,991,000 shares of our common stock.

Item 5.06  Change in Shell Company Status

On April 28, 2006, we directly and indirectly through our Canadian holding corporation, completed the acquisition of 100% of the issued and outstanding shares and warrants of IntelGenx Corp. ("IntelGenx"), a Canadian corporation based in the Province of Quebec, Canada. Following completion of the acquisition, IntelGenx will continue its operations as a controlled subsidiary of Big Flash (the "IntelGenx Acquisition").

     We acquired the shares of IntelGenx held by its principal shareholders pursuant to a share exchange agreement dated April 10, 2006 which we entered into with IntelGenx and the principals of IntelGenx. We also acquired 100,000 common share purchase warrants of IntelGenx pursuant to a securities purchase agreement which we entered into with Patrick J. Caruso, in exchange for 100,000 common share purchase warrants of Big Flash. We also acquired 3,191,489 common shares of IntelGenx from 34 investors. These investors had subscribed for and purchased their IntelGenx shares pursuant to subscription agreements entered into and accepted by IntelGenx on April 28, 2006 and letters of transmittal and acceptance and powers of attorney executed by the investors.


Please See section 2 Financial Information, Item 2.01 Acquisition or disposition of Assets.

     Costs and Expenses

     IntelGenx has agreed to pay all legal and other expenses associated with the preparation and execution of the transaction documents and related agreements and documents contemplated thereby and the completion of the transactions contemplated by the Share Exchange Agreement and the agreements and instruments referenced in that agreement. We estimate that the total costs and expenses in connection with the transaction will be approximately $450,000, which consists of professional fees, printing and mailing costs, consulting and due diligence costs, filing fees and other miscellaneous expenses, including all costs and expenses IntelGenx Corp. incurs in connection with the transaction.


Section 2 - Financial Information

Item 2.01 Acquisition or Disposition of Assets.

     See Item 1.01 above for disclosures in regard to the Acquisition or Disposition of Assets, incorporated herein by reference thereto.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

     See Item 1.01 above for disclosures in regard to the Unregistered Sales of Equity Securities, incorporated herein by reference thereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired.


         See Exhibit below

     (b) Pro Forma Financial Information.

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


         See Exhibit below

     (c) Exhibits.

99.1 Share Exchange Agreement by and between Big Flash Corporation., 6544631 Canada Inc., Horst Zerbe, Ingrid Zerbe, Joel Cohen and
          IntelGenx Corp. dated April 10, 2006 including the following agreements attached as schedules:

                    (a) Exchange  and Voting  Trust  Agreement to be executed at closing by and among Big Flash Corporation, 6544631 Canada Inc., Equity Transfer Services Inc. and Horst Zerbe, Ingrid Zerbe and Joel Cohen;

                    (b) Support Agreement to be executed at closing by and among
               Big Flash Corporation, 6544631 Canada Inc. and Equity Transfer Services Inc.; and

                    (c) Escrow  Agreement to be executed at closing by and among
               Big Flash Corporation, 6544631 Canada Inc., Equity Transfer Services Inc. and Horst Zerbe, Ingrid Zerbe and Joel Cohen;


99.2 Audited financial statements for IntelGenx Corp. for the period from June 15, 2003 (inception date) to December 31, 2005.

99.3 Unaudited pro forma combined financial statements of Big Flash Corporation and IntelGenx Corp.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BIG FLASH CORPORATION



     Dated:   May 4, 2006                By:   /s/ Horst Zerbe
                                              ----------------------------------
                                                    Horst Zerbe
                                                    President

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